EXHIBIT INDEX TO FORM N-SAR
                        OF MASSMUTUAL INSTITUTIONAL FUNDS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998


Exhibit No.               Description


77B         Accountant's Report on Internal Control

77J         Revaluation of assets or restatement of capital share account

77K         Changes in Registrant's certifying accountant

77Q(f) Letters from independent accountants furnished pursuant to sub-item 77K